Note 4 - Property and Equipment, Net - Schedule of Property and Equipment, Net (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Equipment	$ 3,336	$ 3,126
Leasehold improvements	7,372	7,372
Office furniture, fixtures, and equipment	137	137
Software	604	360
Construction in progress	16	101
Property, Plant and Equipment, Gross	11,465	11,096
Less: Accumulated depreciation	(7,155)	(4,921)
Total	$ 4,310	$ 6,175